UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22087
Magnetar Spectrum Fund
(Exact name of registrant as specified in charter)
1603 Orrington Avenue, 13th Floor
Evanston, IL 60201
(Address of principal executive offices) (Zip code)
Michael Wilds
Magnetar Spectrum Fund
1603 Orrington Avenue, 13th Floor
Evanston, IL 60201
(Name and address of agent for service)
Registrant’s telephone number, including area code: (847) 905-4400
Date of fiscal year end: November 30
Date of reporting period: November 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (OMB) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders
The Report to Shareholders is attached herewith.
Magnetar Spectrum Fund
Annual Report
For the period from December 4, 2007 (Commencement
of Operations) through November 30, 2008

Magnetar Spectrum Fund
Financial Statements
For the period from December 4, 2007 (Commencement
of Operations) through November 30, 2008

Magnetar Spectrum Fund
Schedule of Investments
November 30, 2008

Description	Number of Shares	Fair Value
Investments in Securities — 47.8%
Midstream Master Limited Partnerships (MLPs) — 15.8%
Copano Energy, L.L.C., Class D Units — Unregistered (a)(b)	850,000	$8,603,396
Copano Energy, L.L.C. (c)	643,700	7,730,837
K-sea Transportation Partners, L.P. (c)	9,752	148,718
MarkWest Energy Partners, L.P. (c)	1,481,772	18,922,228

Total Midstream MLPs (Cost $80,459,200)		35,405,179

Collateralized Loan Obligations — 32.0% (b)(d)
Diversified — 32.0%	Principal Amount

Grand Horn Class B Senior Floating Rate Notes due January 2022, 5.57%	$28,500,000	13,680,000
Grand Horn Class C Mezzanine Floating Rate Deferrable Notes due January 2022, 6.57%	27,500,000	9,625,000
Grand Horn Class D Mezzanine Floating Rate Deferrable Notes due January 2022, 8.32%	20,250,000	5,062,500
Grand Horn Class E Mezzanine Floating Rate Deferrable Notes due January 2022, 10.32%	19,000,000	3,325,000
Dryden 2008-21A C2 Mezzanine Floating Rate Deferrable Notes due October 2020, 7.64%	2,000,000	1,036,000
Dryden 2008-21A C3 Mezzanine Floating Rate Deferrable Notes due October 2020, 7.64%	2,000,000	1,036,000
Dryden 2008-21A C4 Mezzanine Floating Rate Deferrable Notes due October 2020, 7.64%	2,000,000	1,036,000
Dryden 2008-21A C5 Mezzanine Floating Rate Deferrable Notes due October 2020, 7.64%	2,000,000	1,036,000
Dryden 2008-21A C6 Mezzanine Floating Rate Deferrable Notes due October 2020, 7.64%	2,000,000	1,036,000
Dryden 2008-21A C7 Mezzanine Floating Rate Deferrable Notes due October 2020, 7.64%	2,000,000	1,036,000
Dryden 2008-21A C8 Mezzanine Floating Rate Deferrable Notes due October 2020, 7.64%	2,000,000	1,036,000
Dryden 2008-21A C9 Mezzanine Floating Rate Deferrable Notes due October 2020, 7.64%	2,000,000	1,036,000
Dryden 2008-21A C10 Mezzanine Floating Rate Deferrable Notes due October 2020, 7.64%	2,000,000	1,036,000
Dryden 2008-21A D1 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	250,000	104,000
Dryden 2008-21A D2 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	2,000,000	832,000
Dryden 2008-21A D3 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	2,000,000	832,000
Dryden 2008-21A D4 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	2,000,000	832,000
Dryden 2008-21A D5 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	2,000,000	832,000
Dryden 2008-21A D6 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	2,000,000	832,000
Dryden 2008-21A D7 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	2,000,000	832,000
Dryden 2008-21A D8 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	2,000,000	832,000
Dryden 2008-21A D9 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	2,000,000	832,000
Dryden 2008-21A D10 Mezzanine Floating Rate Deferrable Notes due October 2020, 8.64%	2,500,000	1,040,000
Dryden 2008-21A INC Subordinated Bond Notes due October 2020	76,250,000	19,062,500

	Number of Shares

Grand Horn Preference Shares	39,750	3,975,000

Total Collateralized Loan Obligations (Cost $213,091,356)		71,854,000

Total Investments in Securities (Cost $293,550,556)		107,259,179

Swap Contracts — 30.3%
Credit Index Swaps — Purchased Protection— 30.3%	Notional Amount

CDX North America High Yield Index Series 10, 5.00%, 6/20/2013	$325,000,000	68,125,811

Total Investments in Swap Contracts (Cost $23,453,125)		68,125,811

Other Assets less Liabilities — 21.9%		49,301,344

Net Assets — 100%		$224,686,334

(a)	Security is currently not paying cash distributions but is expected to pay cash distributions or convert to securities which pay cash distributions within the next 24 months.

(b)	Restricted from public sale.

(c)	Security or portion thereof has been pledged as collateral for due to broker balance.

(d)	Rate shown is that in effect at November 30, 2008.
See accompanying Notes to Financial Statements

Magnetar Spectrum Fund
Statement of Assets and Liabilities
November 30, 2008

ASSETS

Cash	$49,574,420
Investments in securities, at fair value (cost $293,550,556)	107,259,179
Swap contracts, at fair value (cost $23,453,125)	68,125,811
Receivables for securities sold	2,664,480
Interest receivable	1,747,104
Other assets	83,333

Total assets	229,454,327

LIABILITIES

Due to broker	3,946,451
Management fee payable	375,102
Accrued expenses	446,440

Total liabilities	4,767,993

Net Assets	$224,686,334

NET ASSETS ARE COMPRISED OF:

Paid-in-capital	$369,880,534
Undistributed net investment income	4,036,273
Accumulated net realized loss on investments in securities, written options, and swap contracts	(7,611,782)
Net unrealized depreciation on investments in securities and swap contracts	(141,618,691)

Net assets	$224,686,334

Common shares outstanding, $.001 par value (unlimited authorization)	356,129.30

Net asset value per share	$630.91

See accompanying Notes to Financial Statements

Magnetar Spectrum Fund
Statement of Operations
For the period from December 4, 2007 (Commencement
of Operations) through November 30, 2008

INVESTMENT INCOME

Dividends	$6,742,716
Interest	8,828,975

Total investment income	15,571,691

EXPENSES

Management fees	6,530,533
Margin interest expense	1,028,192
Professional fees	600,898
Legal fees	508,010
Accounting and administration fees	495,772
Trustees’ fees	152,660
Organizational expense	25,352
Other expenses	295,305

Total expenses	9,636,722

NET INVESTMENT INCOME	5,934,969

REALIZED AND UNREALIZED GAIN/(LOSS)

Net realized loss on investments in securities	(10,795,446)
Net realized loss on written options	(2,163,558)
Net realized gain on swap contracts	937,500
Net unrealized depreciation on investments in securities	(186,291,377)
Net unrealized appreciation on swap contracts	44,672,686

NET REALIZED AND UNREALIZED LOSS	(153,640,195)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(147,705,226)

See accompanying Notes to Financial Statements

Magnetar Spectrum Fund
Statement of Changes in Net Assets
For the period from December 4, 2007 (Commencement
of Operations) through November 30, 2008

OPERATIONS

Net investment income	$5,934,969
Net realized loss on investments in securities, written options and swap contracts	(12,021,504)
Net unrealized depreciation on investments in securities and swap contracts	(141,618,691)

Net decrease in net assets resulting from operations	(147,705,226)

CAPITAL SHARE TRANSACTIONS

Subscriptions	372,391,560

Net increase in net assets resulting from capital share transactions	372,391,560

NET ASSETS
Net change in net assets	224,686,334
Net assets at beginning of period	—

Net assets at end of period	$224,686,334

Undistributed net investment income at end of period	$4,036,273
See accompanying Notes to Financial Statements

Magnetar Spectrum Fund
Statement of Cash Flows
For the period from December 4, 2007 (Commencement
of Operations) through November 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations	$(147,705,226)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:

Purchases of investments in securities	(564,680,611)
Proceeds from disposition of investments in securities	250,760,762
Premiums paid for swap contracts	(25,421,875)
Proceeds from terminated swap contracts	2,906,250
Proceeds from written options	1,214,861
Repurchases of written options	(3,378,419)
Net accretion of discounts	(1,264,745)
Return of capital distributions received	10,838,592
Net realized loss on investments in securities, written options, and swap contracts	12,021,504
Net unrealized depreciation on investments in securities and swap contracts	141,618,691
Increase in receivables for securities sold	(2,664,480)
Increase in interest receivable	(1,747,104)
Increase in other assets	(83,333)
Increase in due to broker	3,946,451
Increase in management fee payable	375,102
Increase in accrued expenses payable	446,440

Net cash used in operating activities	(322,817,140)

CASH FLOWS FROM FINANCING ACTIVITIES

Subscriptions	372,391,560

Net cash provided by financing activities	372,391,560

NET INCREASE IN CASH	49,574,420

CASH AT BEGINNING OF PERIOD	—

CASH AT END OF PERIOD	$49,574,420

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Margin interest paid	$1,024,366

See accompanying Notes to Financial Statements

Magnetar Spectrum Fund
Notes to Financial Statements
For the period from December 4, 2007 (Commencement
of Operations) through November 30, 2008
1. Organization and Investment Objective
Magnetar Spectrum Fund (the “Fund”), a Delaware statutory trust, was organized on July 2, 2007, and commenced operations on December 4, 2007. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to obtain total returns, with an emphasis on current income. The Fund seeks to achieve its investment objective by primarily investing in a combination of: (1) securities of companies that derive at least 50% of their revenue from the Natural Resource Industry, (2) securities issued by special purpose vehicles that engage in collateralized debt obligations (CDO), collateralized loan obligations (CLO) or asset-backed securitizations, and (3) other permitted securities.
The Fund’s investment adviser is Magnetar Financial LLC (the “Investment Adviser”), a Delaware limited liability company, which is registered with the U.S. Securities Exchange Commission as an investment adviser and also serves as the investment adviser to Magnetar Spectrum Master Fund, LP, Magnetar Spectrum Fund, LP, and Magnetar Spectrum (US) Fund, LP. PNC Global Investment Servicing provides administrative and accounting services to the Fund. PFPC Trust Company acts as the custodian of the Fund’s securities and other assets. The Fund has entered into a special custody account agreement with Credit Suisse Securities (USA) LLC to facilitate certain financing activities.
2. Significant Accounting Policies
     The following is a summary of the significant accounting policies followed by the Fund:
(a)	Valuation: The Fund’s investments are valued in accordance with the pricing policy as stated in its registration statement.

Securities or other instruments traded on a stock exchange are valued at the last reported sales price on the instrument’s primary exchange or, if no sales are reported, at the mid-point of the closing “bid” and “asked” prices on the valuation date on the relevant exchange. Listed options are valued at their most recent sale price on the valuation date, if such most recent sale price falls between the exchange composite closing “bid” and the closing “asked” price for such options on such date; provided, however, that if the most recent sale price of the options does not fall within the last exchange composite “bid” and “asked” price for the options on such date, or if such options did not trade on such date, the options will be valued at the mid-point between the last exchange composite “bid” and “asked” price for such options on such date. Tranches of CLOs and CDOs are valued at prices supplied by an approved broker or other independent pricing sources for such securities. Credit default index swaps are priced using quotes from pricing agents approved by the Board of Trustees. An equity security (1) acquired in a private placement transaction and (2) subject to restrictions on resale that has a common share counterpart trading in a public market is valued using the price of the public counterpart less a discount that is generally accreted over the estimated period to the effective registration date. The initial issuance discount is established on the announcement date of the private placement based upon the difference between the public market price and the cost basis of the private security.

If the value of a given security or other asset cannot be determined on the basis of the pricing methodologies described above and in the Fund’s valuation policy, the security will generally be valued in such manner as the Fund’s valuation committee determines in good faith to reflect its fair value under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees. The Board of Trustees reviews the Fund’s valuation policy on an annual basis.

Magnetar Spectrum Fund
Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
Effective December 4, 2007 (Commencement of Operations), the Fund adopted Statement of Financial Accounting Standards No. 157 (FAS No. 157), Fair Value Measurements. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.
FAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under FAS No. 157 are as follows:
Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices, within Level 1, that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.
Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.
Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1 generally include, without limitation, active listed equities (including Master Limited Partnerships (MLPs)), exchange traded options, certain U.S. government and sovereign obligations, and certain money market securities.
Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. In general these include, without limitation, certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, MLPs, and over-the-counter (OTC) options. As level 2 investments may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Magnetar Spectrum Fund
Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments generally include, without limitation, private equity and real estate investments, certain bank loans and bridge loans, less liquid corporate debt securities, CDOs, CLOs, and less liquid mortgage securities (backed by either commercial or residential real estate). Although the Fund receives quoted prices for its CLO and CDO investments, these investments are classified within level 3 as only a single source quote is generally available. When observable or quoted prices are not available for these securities, the Investment Adviser uses one or more valuation techniques (e.g., the market approach or the income approach), for which sufficient and reliable data is available. The use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.
The inputs used by the Investment Adviser in estimating the value of level 3 investments may include, without limitation, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Investment Adviser in the absence of market information. Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.
The following table presents the financial instruments carried on the Statement of Assets and Liabilities by caption and by level within the fair valuation hierarchy as of November 30, 2008:

	Assets at Fair Value as of November 30, 2008
	Level 1	Level 2	Level 3	Total

Investments in securities	$26,801,783	$8,603,396	$71,854,000	$107,259,179
Swap contracts	—	68,125,811	—	68,125,811

Total	$26,801,783	$76,729,207	$71,854,000	$175,384,990

The classification of a financial instrument within level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table includes a rollforward of the amounts for the period from December 4, 2007 (Commencement of Operations) through November 30, 2008 for financial instruments classified within level 3.

Investments in Securities
Balance at December 4, 2007	$—
Net purchases and sales	213,091,356
Net unrealized losses	(141,237,356)

Balance at November 30, 2008	$71,854,000

All net unrealized gains/(losses) in the table above are reflected in the accompanying Statement of Operations. Net unrealized gains/(losses) relate to those financial instruments held by the Fund at November 30, 2008.

Magnetar Spectrum Fund
Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
(b)
Calculation of Net Asset Value: The Fund calculates net asset value per common share on a monthly basis by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding shares of the Fund. The Fund may determine net asset value at such other times as the Board of Trustees may determine in its discretion.

(c)
Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized and unrealized gains and losses are calculated based on specific identified cost. Dividend income on investments owned and dividend expense on investments sold short are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Interest income includes accretion of original issue and market discount and amortization of premium. Distributions received from the Fund’s investments in MLPs generally are comprised of investment income and return of capital. Upon receipt, the Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period from December 4, 2007 (Commencement of Operations) through November 30, 2008, the Fund estimated that 90% of the MLP’s distributions received would be treated as a return of capital. Accordingly, the Fund recorded an amount of $10,838,592 as a return of capital.

(d)
Expenses: The Fund bears all expenses incurred in the business of the Fund, including, but not limited to, all cost and expenses related to Fund transactions and positions for the Fund’s account and accounting, administration, and other professional fees. Expenses are recognized as incurred.

(e)
Long-Term Purchases/Sales of Investments: For the period from December 4, 2007 (Commencement of Operations) through November 30, 2008, the Fund purchased and sold securities (excluding cash equivalents) in the amount of $564,680,611 and $250,760,762, respectively.

(f)
Leverage: The Fund may use significant amounts of leverage in order to increase the amount of capital available for investment. The use of leverage has the potential to magnify the gains or the losses on the Fund’s investments.

(g)
Taxation: The Fund is a separate taxpayer for Federal income tax purposes. The Fund intends to distribute substantially all its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to registered investment companies. As such, no provision for income taxes or excise tax is required.

The Fund adopted Financial Accounting Standards Board Interpretation No. 48 (FIN No. 48), Accounting for Uncertainty in Income Taxes, as of December 4, 2007 (Commencement of Operations). FIN No. 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than- not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. The adoption of FIN No. 48 did not have an effect on the Fund’s net asset value.

As of November 30, 2008, the estimated cost basis of investments for Federal income tax purposes for the assets disclosed in the Schedule of Investments was $291,036,200. There are additional assets consolidated for tax purposes that have an estimated cost basis of $708,947,559 for a total estimated cost basis for tax purposes of $999,983,759.

Magnetar Spectrum Fund
Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
At November 30, 2008, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Total
Gross unrealized appreciation	$720,978
Gross unrealized depreciation	(306,663,387)

Net unrealized depreciation	$(305,942,409)

Differences between the amounts for financial statement and Federal income tax purposes are primarily due to timing in recognizing certain gains and losses on investments transactions and differences in the character of distributions received from the MLPs. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.
Dividends from net investment income and distributions from net realized gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with U.S. generally accepted accounting principles. Permanent book/tax differences are reclassified to distributions in excess of net investment income, accumulated net realized loss or paid-in-capital, as appropriate in the period that the differences arise. For the period from December 4, 2007 (Commencement of Operations) through November 30, 2008, the Fund had reclassifications to the following accounts:

Increase/(Decrease)
Paid-in-capital	$(2,511,026)
Undistributed net investment income	(1,898,696)
Accumulated net realized loss	4,409,722
The tax components of undistributed net ordinary income and net short-term capital losses at November 30, 2008, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net short-term capital losses	(7,348,715)
As of November 30, 2008, the Fund had a capital loss carryforward of $7,348,715. If not utilized against future capital gains, this capital loss carryforward will expire in 2016.
The Fund made no ordinary income dividends or capital gain distributions for the period from December 4, 2007 (Commencement of Operations) through November 30, 2008. Certain direct and indirect affected investors will be treated as receiving ordinary income distributions related to the investment expenses incurred by the Fund. Shareholders treated as receiving these distributions will also be allowed an itemized investment expense deduction equal to the amount of deemed dividend income. Information regarding these deemed ordinary income dividends and offsetting investment expense deduction will be provided as part of the Fund’s annual 1099 shareholder reporting process.
(h)
Written Options: The premium received by the Fund for a call option written is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

Magnetar Spectrum Fund
Notes to Financial Statements (continued)
2.	Significant Accounting Policies (continued)

(i)
Credit Default Swaps: During the term of a credit default swap agreement, a change in its value is recognized as unrealized gains or losses by marking to market to reflect the fair value of the instrument. The Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract when the agreement is terminated. To reduce credit risk, all counterparties are required to pledge collateral on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold.

(j)
Distributions to Shareholders: The Fund intends to make regular cash distributions of substantially all of its net investment income to its shareholders at least annually. The Fund’s dividends will be comprised of capital gain distributions and/or ordinary income distributions, which are based on the earnings of the Fund. The character of dividends made during the year may differ from their ultimate characterization for Federal income tax purposes. Shareholders who receive dividends in the form of additional shares will be subject to the same U.S. Federal, state and local tax consequences as shareholders who elect to receive their dividends in cash. During the period from December 4, 2007 (Commencement of Operations) through November 30, 2008, the Fund made no distributions.

(k)	Receivable for Securities Sold/Payable for Securities Purchased: Receivables for securities sold/payable for securities purchased include gross receivables and payables for unsettled trades.

(l)
Due from Broker/Due to Broker: Due from broker/due to broker includes cash and margin (including interest payable) balances held at financial institutions. In relation to margin debit balances, the Fund is charged interest at fluctuating rates based on spreads around agreed reference rates. Certain securities are pledged to the financial institutions on terms that permit the financial institutions to sell or repledge the securities, subject to certain limitations.

(m)
Margin Interest: During the period from December 4, 2007 (Commencement of Operations) through November 30, 2008, the average dollar amount of margin balances outstanding was $37,307,488, and the average interest rate charged on those balances was 2.8%.

(n)
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(o)
Recent Accounting Pronouncement: In March 2008, the Statement of Financial Accounting Standards No. 161 (FAS No. 161), Disclosures about Derivative Instruments and Hedging Activities, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS No. 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The Fund is currently evaluating the impact the adoption of FAS No. 161 will have on the Fund’s financial statements and its related disclosures.

Magnetar Spectrum Fund
Notes to Financial Statements (continued)
3.	Expenses

Management Fees

The Fund has agreed to pay the Investment Adviser a management fee, payable monthly in arrears, at an annual rate of 2.00% of the month-end value of the Fund’s net assets. During the period from December 4, 2007 (Commencement of Operations) through November 30, 2008, the Fund incurred management fees totaling $6,530,533.

Compensation of Trustees

Each Independent Trustee receives from the Fund an annual retainer of $44,000 and a fee of $1,500 for each Board of Trustees meeting attended, and is reimbursed for all out-of-pocket expenses related to attendance at Board of Trustees or committee meetings. The Trustees who are affiliated persons of the Investment Adviser receive no compensation from the Fund.

4.	Related Party Transactions

On January 2, 2008, the Fund acquired equity securities from Magnetar Capital Fund, LP, a Delaware limited partnership for which the Investment Adviser is the general partner. The securities were purchased by the Fund at fair market value based upon the closing market values on the date of acquisition. The total amount of the equities acquired was $39,030,689.

5.	Risk Management

The Fund is subject to market risk associated with changes in the value of its investments and derivative contracts, as well as credit risk from the loss of appreciation if the counterparty fails to perform. The Investment Adviser takes an active role in managing and controlling the Fund’s market and credit risks and has established control procedures, which are reviewed on an ongoing basis.

The Investment Adviser has appointed an Investment Committee comprised of the head of market risk control and senior trading personnel from areas throughout the Investment Adviser’s organization. The Investment Committee meets regularly and reviews the Fund’s potential exposures to market and credit risks based on analyses performed by the Risk Management Group.

Market Risk

The Investment Adviser continuously monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to limit concentrations of the portfolio in any particular investment asset, strategy, or market. Additionally, the Investment Adviser seeks to control portfolio risks through selective and dynamic sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Real time mark-to-market portfolio monitoring helps the Investment Adviser monitor the investments. The Investment Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to identify and hedge portfolio risk, as well as individual position specific risk.

While the Investment Adviser generally seeks to hedge certain portfolio risks, the Investment Adviser will not, in general, attempt to hedge all market or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Investment Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

The Fund may invest in various equity derivatives, credit default swaps, interest rate derivative instruments and futures contracts. These transactions may result in off-balance sheet risk, as the Fund’s satisfaction of the obligations may exceed the amount recognized in the Statement of Assets and Liabilities.

Magnetar Spectrum Fund
Notes to Financial Statements (continued)
5.	Risk Management (continued)

Credit Risk

The Investment Adviser attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. The Fund’s positions, including cash, are held at major financial institutions. All securities transactions of the Fund are cleared by major U.S. and international securities firms. In the event these brokers are unable to fulfill their obligations, the Fund would be subject to credit risk.

6.	Financial Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is expected to be remote.

7.	Derivative Contracts

In the normal course of business, the Fund enters into derivative contracts (derivatives) for trading purposes. Derivatives are either exchange-traded or OTC contracts. Exchange-traded derivatives are standard contracts traded on a regulated exchange. OTC contracts are private contracts negotiated with counterparties. The Fund has established policies and procedures for risk assessment and reporting of derivatives.

Options

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, for OTC options, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. For exchange-traded options, the clearing organization functions as the counterparty of specific transactions and, therefore, bears the risk of delivery to and from counterparties to specific positions. Put and call options purchased are accounted for in the same manner as investments in securities.

The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by a counterparty could result in the Fund selling or buying a security at a price different from the current market value. As of November 30, 2008, the Fund did not have any written call options outstanding.

The table below lists transactions in written call options for the period from December 4, 2007 (Commencement of Operations) through November 30, 2008:

	Number of Contracts	Premium Received

Options outstanding at December 4, 2007	—	$—
Options written	10,000	1,241,861
Options exercised	(10,000)	(1,241,861)

Options outstanding at November 30, 2008	—	$—

Credit Default Swaps
A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The “buyer” of the credit default swap is generally obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which typically is the “par value” (full notional value less recovery rate) of the reference obligation. The contingent payment may be a cash settlement or physical delivery of the reference obligation in

Magnetar Spectrum Fund
Notes to Financial Statements (continued)
7.	Derivative Contracts (continued)

return for payment of the face amount of the obligation. The Fund may be either the buyer or seller of protection in a credit default swap.

If the Fund is a buyer and no credit event occurs, the Fund may lose its investment (or premium) and recover nothing. If a credit event occurs, however, the Fund typically receives full notional value less recovery rate for a reference obligation that may have little or no value. If the Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund must pay the buyer the full notional value less recovery rate of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, credit risk and risk that a counterparty to the swap will default on its payment obligations to the Fund. A buyer also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value less recovery rate it pays to the buyer, resulting in a loss of value to the seller. As of November 30, 2008, the Fund had purchased credit default swaps with a fair value of $68,125,811, which represents the unrealized gain due from the counterparty, Credit Suisse International.

8.	Investments in Restricted Securities

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund cannot demand that any investment in restricted securities be registered.

See the table below for investments in restricted securities held as of November 30, 2008:

	Acquisition	Number of			Value per
Investments in Restricted Securities	Date	Shares/Par	Cost	Value	Share/Unit
Copano Energy, L.L.C., Class D Units	3/13/08	850,000	$22,312,500	$8,603,396	$10.12

Grand Horn Preference Shares	12/19/07	39,750	38,675,824	3,975,000	100.00

Grand Horn Class B Senior Floating Rate Notes due January 2022, 5.57%	12/19/07	$28,500,000	26,539,604	13,680,000	48.00
Grand Horn Class C Mezzanine Floating Rate Deferrable Notes due January 2022, 6.57%	12/19/07	27,500,000	25,055,643	9,625,000	35.00
Grand Horn Class D Mezzanine Floating Rate Deferrable Notes due January 2022, 8.32%	12/19/07	20,250,000	29,544,815	5,062,500	25.00
Grand Horn Class E Mezzanine Floating Rate Deferrable Notes due January 2022, 10.32%	12/19/07	19,000,000	16,364,872	3,325,000	17.50
Dryden Class C-2 through C-10 Third Priority Mezzanine Secured Deferrable Floating Rate	8/28/08	18,000,000	16,414,717	9,324,000	51.80
Notes due 2020, 7.64%
Dryden Class D-1 through D-10 Fourth Priority Mezzanine Secured Deferrable Floating Rate	8/28/08	18,750,000	15,991,879	7,800,000	41.60
Notes due 2020, 8.64%

Dryden Subordinated Bond Notes due 2020	8/28/08	76,250,000	55,504,002	19,062,500	25.00

Total Investments in Restricted Securities			$235,403,856	$80,457,396

As of November 30, 2008, the fair value of investments in restricted securities was 35.8% of net assets.

Magnetar Spectrum Fund
Notes to Financial Statements (continued)
9.	Capital Share Transactions

The Fund is authorized to issue an unlimited number of common shares of beneficial interest, such shares to be sold to investors at net asset value, and may allow new and existing investors to purchase additional common shares in the Fund on a monthly basis, or more frequently as determined by the Board of Trustees. At November 30, 2008, the Fund had 356,129.30 common shares outstanding. Transactions in common shares for the period from December 4, 2007 (Commencement of Operations) through November 30, 2008, were as follows:

Shares outstanding at December 4, 2007	—
Shares issued in connection with offerings of common stock	356,129.30

Shares outstanding at November 30, 2008	356,129.30

The Board of Trustees (subject to applicable law and the Agreement and Declaration of Trust) may authorize an offering of other classes of shares, or other classes or series of shares.
Repurchase of Common Shares

The Board of Trustees may, from time to time and in its sole discretion, determine to cause the Fund to repurchase common shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as it may determine. No such repurchases occurred during the period from December 4, 2007 (Commencement of Operations) through November 30, 2008.
10. Subsequent Event

On December 1, 2008, the Fund entered into an Assignment and Assumption Agreement with the Investment Adviser to participate in a Stock Purchase Agreement entered into by the Investment Adviser on behalf of its affiliates, including the Fund. The Fund also entered into a total return swap with Magnetar Capital Master Fund Ltd (Swap Counterparty) to hedge its exposure to the company underlying the pending Stock Purchase Agreement. The Swap Counterparty is also managed by the Investment Adviser. The Fund made an upfront payment of $11,417,740 under the total return swap, which represented the Swap Counterparty’s cost basis in the underlying hedge transactions. Due to the termination of the Stock Purchase Agreement, the total return swap was terminated on December 30, 2008, for which the Fund received termination proceeds of $19,216,098, which represented the allocated gain on the underlying hedges, less transaction costs associated with the Stock Purchase Agreement, in accordance with the total return swap agreement.

Magnetar Spectrum Fund
Financial Highlights
For the period from December 4, 2007 (Commencement
of Operations) through November 30, 2008

Net asset value per share at beginning of period	$1,000.00

Net investment income (1)	17.67
Net realized and unrealized loss from investments	(386.76)

Total from investment operations	(369.09)

Net asset value per share at end of period	$630.91

Net assets at end of period (in 000’s)	$224,686

Total return (2)	(36.91)%

Portfolio turnover rate	86.00%

Ratios to average net assets: (3)

Net investment income	1.82%

Expenses (4)	(2.96)%

(1)	Average share method used.

(2)	Total return is historical, not annualized and assumes changes in net asset value. An individual investor’s return may vary from this return based on the timing of capital transactions.

(3)	Not annualized.

(4)	Expenses of the midstream MLPs are excluded from the Fund’s expense ratio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
Magnetar Spectrum Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Magnetar Spectrum Fund (the “Fund”) as of November 30, 2008, and the related statement of operations, statement of changes in net assets and statement of cash flows and the financial highlights for the period from December 4, 2007 (Commencement of Operations) through November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Magnetar Spectrum Fund at November 30, 2008, the results of its operations, changes in its net assets and cash flows and the financial highlights for the period from December 4, 2007 (Commencement of Operations) through November 30, 2008, in conformity with US generally accepted accounting principles.
Chicago, Illinois
January 26, 2009

Magnetar Spectrum Fund
Approval of Investment Management Agreements
Provided below is a summary of certain factors the Board of Trustees considered at its November 30, 2007, Board meeting in approving (1) the Investment Management Agreement between Fund and Magnetar Financial LLC (“Magnetar”) and (2) the Sub-Advisory Investment Management Agreement between Magnetar and Post Oak Energy Advisors, LLC (“Post Oak”). The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Magnetar in their review of the investment management agreements.
The Board did not identify any particular information that was most relevant to its consideration to approve the Investment Management Agreement and the Sub-Advisory Investment Management Agreement and each Trustee may have afforded different weight to various factors. The Board noted that the Fund had not commenced operations. In addition, although Magnetar and Post Oak do not provide advisory services to other registered investment management companies, the Board considered both Magnetar’s experience in asset management and Post Oak’s experience in connection with the proposed specialized services to be provided to the Fund, and the relative value that the Fund would receive from Magnetar’s and Post Oak’s advisory services.
Nature, Extent and Quality of Services to be Provided. The Board considered the nature, quality and extent of the advisory services to be provided by Magnetar and Post Oak. The Board considered the investment approach to be employed by Magnetar and Post Oak, Magnetar’s and Post Oak’s research and investment management capabilities, Magnetar’s and Post Oak’s experience and financial resources, the experience of relevant Magnetar and Post Oak personnel, and Magnetar’s and Post Oak’s resources, and practices and procedures designed to address regulatory compliance matters. The Board noted that the approval of the Sub-Advisory Investment Management Agreement was contingent upon Post Oak’s registration as an adviser with the Securities and Exchange Commission (“SEC”) and the approval by the Board of Post Oak’s compliance procedures. The Board also considered that Magnetar would oversee all aspects of the operations of the Fund and have sole investment discretion with respect to the Fund. Because the Fund had not commenced operations as of the date of the Board meeting, it did not have any prior performance history. Based on the foregoing considerations, the Board determined that, in the exercise of its business judgment, nature, extent and quality of services to be provided to the Fund were fair and reasonable.
Costs of Services to be Provided and Expected Profits. The Board considered the fees to be paid to Magnetar and Post Oak. In this regard, the Board reviewed a comparison of the fees payable under the Investment Management Agreement to fees paid to other investment advisers serving investment companies with investment programs similar to that of the Fund. The Board considered Magnetar’s representation that many closed-end funds base their management fee on gross assets in order to receive compensation based on such assets, which would not be the case for the Fund as the proposed management fee will be based on net assets. The Board also considered the proposed set fee arrangement for Post Oak’s proposed services under the Sub-Advisory Investment Management Agreement. The Board considered Magnetar’s representation that the investment strategy to be employed by the Fund was one typically associated with a private fund that charges a performance fee in addition to a management fee. The Board noted that although Magnetar and Post Oak were each not able to estimate profitability prior to the commencement of the Fund’s operations, both pledged to provide such information at the subsequent approvals of the agreements. In addition, the Board considered that it would review any economies of scale achieved by the Fund as well as the Fund’s initial performance at subsequent approvals of the agreements. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs and services to be provided under the agreements were fair and reasonable.
Other Benefits. The Board recognized that Magnetar and Post Oak may receive certain benefits to their respective reputations from their relationship with the Fund.

Magnetar Spectrum Fund
Approval of Investment Management Agreements
Conclusion. Based on, but not limited to, the above considerations and determinations, and without assigning particular weight to any single determination, the Board determined that the Investment Management Agreement and the Sub-Advisory Investment Management Agreement, contingent upon Post Oak’s registration as an adviser with the SEC and the approval by the Board of Post Oak’s compliance procedures, were fair and reasonable in light of the services to be performed, fees, expenses and other such matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the approval of the Investment Management Agreement and the Sub-Advisory Investment Management Agreement.
Other Information
Availability of Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available at the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov and may be obtained at no additional charge by calling the Fund toll free at 1-866-211-4521. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund toll free at 1-866-211-4521 and (2) on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedule
The Fund will file a complete portfolio schedule with the SEC within 60 days after the end of the first and third fiscal quarters. The Form N-Q will be available at www.sec.gov and may be obtained at no additional charge by calling the Fund toll free at 1-866-211-4521. The Fund’s Form N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics
The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer and principal financial officer, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert
The Board of Trustees has determined that no member of the Audit Committee is an “audit committee financial expert” as the term defined under applicable regulatory guidelines.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended November 30, 2008 were $80,000. As the registrant commenced operations on December 4, 2007, no such fees were billed for the period ended November 30, 2007.

(b)	Audit Related Fees. For the fiscal year ended November 30, 2008, the aggregate fees billed for assurance and related services rendered to the registrant by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0. The registrant commenced operations on December 4, 2007.

(c)	Tax Fees. For the fiscal year ended November 30, 2008, the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning were $50,000. As the registrant commenced operations on December 4, 2007, no such fees were billed for the period ended November 30, 2008.

(d)	All Other Fees. For fiscal year ended November 30, 2008, the aggregate fees billed for products and services provided to the registrant by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0. The registrant commenced operations on December 4, 2007.

(e)	(1) The registrant’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting.

The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services) of all non-auditing services performed for the registrant or for any service affiliate of the registrant. The registrant’s Audit Committee Charter and Pre-Approval Policies and Procedures also permit the Chairman of the Audit Committee, a designated subcommittee, or a designated member of the Audit Committee to pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	Not Applicable

(c)	100%

(d)	Not Applicable
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate fees billed by the auditor for non-audit services rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $100,000 for the fiscal year ended November 30, 2008.

(h)	The members of the registrant’s Audit Committee have considered whether the non-audit services that were rendered by the registrant’s auditor to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the auditor’s independence.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Investments
(a)	Schedule of Investments in securities as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Proxy Voting Policies and Procedures are set forth below.
PROXY VOTING POLICIES AND PROCEDURES
This proxy voting policy applies to Magnetar Financial LLC (the “Advisor”) and all funds and other client accounts for which it is responsible for voting proxies, including all private investment funds, separate accounts and other accounts for which it acts as investment advisor. This policy is intended to constitute “written policies and procedures” within the meaning of Rule 206(4)-b under the Investment Advisers Act of 1940.
I. General Policy
The Advisor will vote proxies prudently and solely in the economic interests of, and for the exclusive purpose of providing economic benefits to, clients. Social, political, or other objectives unrelated to the value of clients’ investments will not be considered.
II. Proxy Voting Process
A. Proxy Voting Coordinator
Magnetar Capital Partners LP (“MCP”), the sole member of Advisor, will appoint a Proxy Voting Coordinator, who will discharge the following functions in effectuating this policy:
(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing these materials to the appropriate portfolio managers to permit timely voting of proxies.
(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by the Advisor and other services specified by portfolio managers, and providing this information to the appropriate managers to permit evaluation of proxy voting issues;
(c) Providing to appropriate portfolio managers any specific voting instructions from clients;
(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons, which may include proxy voting services or agents engaged by the Advisor;
(e) Accumulating voting results as set forth in this policy and transmitting that information to the Chief Compliance Officer; and
(f) Participating in the annual review of policy function as set forth in this policy.
The Proxy Voting Coordinator may, with the approval of a representative of MCP with sufficient authority to oversee Advisor’s proxy voting function (the “MCP Representative”), delegate any portion or all of these functions to one or more other individuals employed by the Advisor. Any portion or all of these functions may be performed by service providers engaged by the Advisor.

B. Assembling Voting Information
The Proxy Voting Coordinator will obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. The Advisor may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by the Advisor to evaluate proxy voting issues.
C. Portfolio Managers
The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with this policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers, including proxy voting services, engaged by the Advisor.
D. Accumulating Voting Results
The Proxy Voting Coordinator is responsible for reporting the following information with respect to the voting of each proxy to the Chief Compliance Officer:
As to each matter relating to a portfolio security held by the account considered at any shareholder meeting, and with respect to which the account was entitled to vote:
(a) The name of the portfolio security;
(b) The exchange ticker symbol of the portfolio security;
(c) The CUSIP number for the portfolio security;
(d) The shareholder meeting date;
(e) A brief identification of the matter voted on;
(f) Whether a vote was cast on the matter;
(g) How the Advisor cast the vote, e.g., for, against or abstain regarding a proposal, or for or withhold regarding election of directors; and
(h) Whether the Advisor cast the vote for or against management.
The above information must be delivered to the Chief Compliance Officer no later than July 31 for each 12 month period ending on the preceding June 30. The Advisor may use third party service providers to record, cumulate and deliver the foregoing information to the Chief Compliance Officer. The Proxy Voting Coordinator may, with the approval of the MCP Representative, delegate any portion or all of these functions to one or more other individuals employed by the Advisor.
E. Communication of Votes
The Proxy Voting Coordinator shall timely communicate decisions on proxy votes to the custodians or other persons who transmit or record votes on portfolio securities held by or for each account. The Proxy Voting Coordinator may, with the approval of the MCP Representative, delegate any portion or all of this function to one or more individuals employed by the Advisor. The Advisor may engage one or more service providers to facilitate timely communication of proxy votes. The Advisor is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. The Advisor does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

F. Record of Voting Delegation
The Chief Compliance Officer shall maintain a list of all accounts, with a specification as to each account whether or not the Advisor is authorized to vote proxies respecting the account’s portfolio securities.
III. Conflicts of Interest
In furtherance of the Advisor’s goal of voting proxies in the best interests of clients, the Advisor will follow procedures designed to identify and address material conflicts that may arise between the Advisor’s interests and those of its clients before voting proxies on behalf of clients.
A. Procedures for Identifying Conflicts of Interest
The Advisor relies on the following to seek to identify conflicts of interest with respect to proxy voting:
1. The Advisor will monitor the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of client accounts both as a result of personal relationships, significant client relationships, i.e., those accounting for greater than 5% of annual revenues, or special circumstances that may arise during the conduct of the Advisor’s business.
2. The Advisor’s Chief Compliance Officer will maintain a current list of issuers with respect to which the Advisor has a conflict of interest in voting proxies on behalf of client accounts. The Advisor will not vote proxies relating to issuers on this list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.
B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
1. The Advisor’s Chief Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Advisor’s decision making in voting the proxy, or if the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with the Advisor of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Advisor’s Chief Compliance Officer will maintain a written record of all materiality determinations.
2. If it is determined that a conflict of interest is not material, the Advisor may vote proxies notwithstanding the existence of the conflict.
3. If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:
•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth in this Proxy Voting Policy; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.
The Advisor will maintain a written record of the method used to resolve a material conflict of interest.
IV. Securities Subject to Lending Arrangements
The Advisor may engage in “security lending” programs on behalf of funds that it manages under which the funds loan stock in their portfolio to various broker-dealers and collect interest based on the underlying value of the position, or may manage accounts for clients who engage in such lending programs independently of the Advisor. The Advisor will generally refrain from voting securities loaned out unless it determines that (i) the benefit of voting the proxy outweighs the costs and lost revenue to the client combined with the administrative effects of retrieving the securities or, (ii) in the cases of accounts subject to the Employee Retirement Income Security Act of 1974, a

plan fiduciary directs the Advisor to retrieve shares. Even if the Advisor decides that voting loaned securities is desirable, it may be prevented from doing so because efforts to retrieve loaned securities are not always effective.
V. Recordkeeping
The Advisor will maintain the following records relating to proxy voting:
•	a copy of this Proxy Voting Policy;

•	a copy of each proxy form, as voted;

•	with regard to each proxy that is voted, a copy of the relevant proxy solicitation, including proxy statements, and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Advisor that were material to a proxy voting decision or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any written or oral client request for information on how the Advisor voted proxies on behalf of the requesting client.

The above records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in the Advisor’s office.
In lieu of keeping copies of proxy statements, the Advisor may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
VI. Disclosure
The Advisor will provide a summary of this Proxy Voting Policy to clients who establish accounts with it or investors in private investment funds managed by it upon initiation of the client relationship or investment in the fund, as the case may be. The Advisor will provide a copy of this Proxy Voting Policy or information on how it voted proxies to clients, or to investors in its funds, upon written request.
VII. Review
The Chief Compliance Officer shall conduct a periodic review, no less than annually, which shall comprise the following elements:
1. Review a sample of the record of voting delegation maintained by the Chief Compliance Officer against voting results to determine if the Advisor is exercising its authority to vote proxies on portfolio securities held in the selected accounts;
2. Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;
3. Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of voting results and the general functioning of this policy; and
4. Prepare a written report to MCP respecting the above items.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) The following portfolio managers are primarily responsible for the day-to-day management of the registrant’s portfolio:
Eric J. Scheyer. Mr. Scheyer is a principal at Magnetar Capital LLC and Portfolio Manager in the Energy and Master Limited Partnership Group. In this capacity, Mr. Scheyer is responsible for the firm’s investments in the master limited partnership (MLP) universe and private energy space. He sits on the Board of Managers of Lightfoot Capital Partners GP, the Advisory Boards of International Resource Partners GP (Lightfoot Capital Partners’ coal subsidiary) and Arc Terminals GP (Lightfoot Capital Partners’ refined product terminals and storage subsidiary). Prior to joining Magnetar Capital in 2005, Mr. Scheyer spent two years as a consultant developing and managing a global equity index futures portfolio for Caxton Associates, in their Strategic Quantitative Investment Division. Prior to Caxton, Mr. Scheyer was an independent investor in Chicago for seven years in the U.S. equity and index futures markets. From 1989 to 1995, Mr. Scheyer was a principal of Decorel Incorporated, where he served as President of Decorel S.A. de C.V. and Executive Vice President of Decorel Inc. until, in 1995, Donaldson, Lufkin and Jenrette was retained to sell the company to Newell Rubbermaid. From 1987-1989 Mr. Scheyer was employed as a research assistant in the Oil and Gas and Natural Gas Pipeline sectors in the Equity Research Department of Donaldson, Lufkin & Jenrette in New York City. Mr. Scheyer earned a BA in History from Trinity College.
David Snyderman. Mr. Snyderman is a principal at Magnetar Capital LLC and heads the Structured Credit Group. Prior to joining Magnetar in 2005, Mr. Snyderman spent over six years at Citadel Investment Group, most recently as the Head of Global Credit and a Senior Managing Director. At Citadel, Mr. Snyderman worked on the convertible bond desk, helped establish the credit trading desk and ultimately presided over the merger of these two groups. In addition, Mr. Snyderman served in a senior management role as a member of the Management, Portfolio Management and Investment/Risk Committees. Prior to joining Citadel, Mr. Snyderman focused on convertible securities, merger arbitrage and special situations portfolios at Koch Industries. During his five years with Koch, he worked in that firm’s Houston, Wichita and Switzerland offices. Mr. Snyderman started his career at Price Waterhouse. Mr. Snyderman earned an AB in Economics from Washington University and completed the certified public accountant exam.
(a)(2) Other Accounts Managed by Portfolio Managers: The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities. Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. Asset amounts are approximate and have been rounded. This information is current as of November 30, 2008.

				No. of Accounts
		Total No. of		Managed with Advisory Fee Based	Total Assets with
Name of Portfolio		Accounts		on	Advisory Fee Based
Manager	Type of Account	Managed	Total Assets	Performance	on Performance
Eric Scheyer	Registered	1	$225 million*	None	None
	Investment Companies

	Other Pooled	10	$4.2 billion*	6	$4.2 billion*
	Investment Vehicles

	Other Accounts	4	$17 million	None	None

David Snyderman	Registered	1	$225 million*	None	None
	Investment Companies

	Other Pooled	12	$5.9 billion*	7	$5.9 billion*
	Investment Vehicles

	Other Accounts	2	$419 million	2	$419 million

*	Mr. Snyderman is the portfolio manager for the portion of the assets of the Other Pooled Investment Vehicles related to structured credit investments. Mr. Scheyer is the portfolio manager for the portion of the assets of the Other Pooled Investment Vehicles related to energy and natural resources investments.
(a)(2) Conflicts of interest: The portfolio managers, in performing their duties with the registrant’s investment advisor (the “Adviser”), manage accounts other than the registrant including other pooled investment vehicles. In addition, they may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser and its affiliates, “Other Accounts”). The registrant has no interest in these activities. As a result of the foregoing, the portfolio managers will be engaged in substantial activities other than on behalf of the registrant and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the registrant and Other Accounts. There may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the registrant’s assets they commit to such investment. There also may be circumstances under which the Adviser purchases or sells an investment for Other Accounts and does not purchase or sell the same investment for the registrant, or purchases or sells an investment for the registrant and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Adviser that: investment decisions for the registrant and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage; and investment transactions and opportunities be fairly allocated among clients, including the registrant. The Adviser and its affiliates may have interests in Other Accounts with dissimilar investment objectives.  Such Other Accounts may be managed differently from the registrant, including in respect of fees and performance allocations.  In addition, such Other Accounts may receive contrary investment recommendations to the recommendations received by the registrant.
(a)(3) Portfolio Manager Compensation: Messrs. Scheyer and Snyderman are compensated by an affiliate of the Adviser. Messrs. Scheyer and Snyderman are principals of an affiliate of the Adviser and are compensated through partnership distributions of that affiliate based primarily on the profits and losses of the Investment Adviser. The compensation is affected by the amount of assets the Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Messrs. Scheyer and Snyderman are compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Adviser but are also affected by the Adviser’s consideration of such factors as seniority, the appreciation of assets in the Fund and other accounts managed, or any other factors the Adviser determines contribute to client goals and the long-term success of the Adviser.
(a)(4) Portfolio Manager Ownership of Registrant Securities: The following provides the dollar range of the common shares beneficially owned by each portfolio manager as of November 30, 2008:

Dollar Range of Common Shares
Investment Manager	Beneficially Owned
Eric Scheyer	$50,001-$100,000

David Snyderman	$10,001- $50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11.	Controls and Procedures
(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that the information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Commission rules and Forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits
(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Magnetar Spectrum Fund

By (Signature and Title)	/s/ Michael Wilds

Michael Wilds, President
(Principal Executive Officer)

Date:	January 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Wilds

Michael Wilds, President
(Principal Executive Officer)

Date:	January 29, 2009

By (Signature and Title)	/s/ Adam Daley

Adam Daley, Vice President and Treasurer
(Principal Financial Officer)

Date:	January 29, 2009